Supplement Dated August 8, 2002
to the Quant Funds' Prospectus Dated August 1, 2002

The S&P 500 Institutional average annual total return in the subsection "Average Annual Total Returns for the periods ended December 31, 2001 in the section "Performance" under the heading "Fund Summaries" for the Growth and Income Fund on page 4 is amended as follows:

                         1 Year         5 Years   10 Years

S&P 500 Index            -11.89%   10.70%    12.94%